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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-04750

Fenimore Asset Management Trust
(Exact name of registrant as specified in charter)

384 North Grand Street, P.O. Box 399 Cobleskill, New York	12043
(Address of principal executive offices)	(Zip code)

Thomas O. Putnam

Fenimore Asset Management Trust 384 North Grand Street, P.O. Box 399 Cobleskill, New York, 12043
(Name and address of agent for service)

Registrant's telephone number, including area code:	518-234-7400

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

SEMI-ANNUAL REPORT

June 30, 2020

VALUE FUND Investor Share Class and Institutional Share Class	DIVIDEND FOCUS FUND Investor Share Class	SMALL CAP FUND Investor Share Class and Institutional Share Class

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at 1-800-932-3271 or, if you own these shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-800-932-3271. If you own shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this document to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or at your financial intermediary.

TABLE OF CONTENTS
Chairman’s Commentary	1
Expense Data	4
FAM VALUE FUND
Letter to Shareholders	6
Portfolio Data	12
Schedule of Investments	14
FAM DIVIDEND FOCUS FUND
Letter to Shareholders	16
Portfolio Data	20
Schedule of Investments	22
FAM SMALL CAP FUND
Letter to Shareholders	24
Portfolio Data	29
Schedule of Investments	31
Statements of Assets and Liabilities	33
Statements of Operations	34
Statements of Changes in Net Assets	35
Notes to Financial Statements	38
Supplemental Information	50
Privacy Policy	52

FAM Funds has adopted a Code of Ethics that applies to its principal executive and principal financial officers. You may obtain a copy of this Code without charge, by calling FAM Funds at (800) 932-3271.

CHAIRMAN’S COMMENTARY

June 30, 2020

Dear Fellow Shareholder,

The past few months have been difficult, to say the least. During this sobering time, our thoughts and prayers go out to you and your families. Like many others, I have lost friends to the coronavirus and know many whose lives or livelihoods have been permanently altered by it. As I reflect on conversations I have had with our investors, how businesses and organizations have adapted to the circumstances, and our Fenimore Team, one word keeps coming to mind – resilience.

Nobody had a playbook for dealing with the abrupt closure and staged reopening of wide swaths of the global economy, and few people were prepared to shelter in place for months, but we Americans have fortitude. And we are forging ahead. Though we face a daunting near term as we slowly reopen the economy and people get back to work and normal activities, I am confident that the collective resilience that has carried us through these extraordinary days so far, will carry us through to a better place.

Our associates are optimistic about the future too. I would like to share with you what we have been doing on your behalf through the first half of 2020.

Fenimore Resilience

In mid-March, while the world slowed to a standstill, here at Fenimore we implemented our business continuity plan. With only a few minor hitches we were up and running, serving our shareholders while ensuring the safety of our colleagues. We, like many, adapted using frequent Zoom meetings and other digital tools to help with collaboration and coordination. It was business as usual but with a different view. Associates are slowly making their way back to the office and, while it may be a long time before we are all here at once, our commitment to providing unparalleled investment management services remains.

Equity Market Resilience

It was a tale of two quarters in U.S. equity markets. During the first quarter, fear and uncertainty about the pandemic’s toll on the American economy, as well as a historic collapse in oil prices, drove the S&P 500 Index down more than 30% in less than a month. In the second quarter, U.S. equities exhibited unprecedented resiliency by recouping most of the first quarter losses. There seemed to be hope that massive fiscal and monetary stimulus and extraordinary efforts to develop a vaccine would stunt the economic impact of nationwide shutdowns. In the end, the S&P 500 Index returned -3.1% for the first half of the year, while smaller companies, as measured by the Russell 2000 Index, returned -12.3%.1

With this as a backdrop, our mutual funds performed largely as we expected by outperforming their benchmarks during the precipitous decline and underperforming them on the ensuing recovery. During the first six months, the FAM Value Fund (Investor Shares) returned -11.7%, FAM Dividend Focus Fund -8.7%, and FAM Small Cap Fund (Investor Shares) -15.7%.

Process Resilience

We have been asked what our Investment Research Analysts do with 14,000+ collective work hours annually when we typically invest in less than 10 new companies across the mutual funds in any given year. Some of that time is spent monitoring our existing holdings and keeping abreast of developments in their competitive landscape; however, even more time is spent creating and maintaining an inventory of companies that we would like to own at a reasonable price — a shopping list, if you will.

All this preparation, in-depth knowledge of our holdings, and a well-vetted idea inventory paid off in the head-spinning volatility of the first half of 2020 from our viewpoint. Despite the rapidity of the decline and rebound, we were able to initiate positions in what we believe are 19 fantastic new businesses while also adding to existing ones. This level of activity is highly unusual for us. Included in our new names are

[1]	Bloomberg, as of 6/30/2020

CHAIRMAN’S COMMENTARY

a semiconductor manufacturer, uniform provider, pool supply wholesaler, and a cloud-based supply chain services firm. At the same time, we trimmed or sold holdings whose balance sheets had become strained or earnings power was impaired as a result of the pandemic.

Warren Buffett has a saying, “When it’s raining gold, reach for a bucket, not a thimble.” It was raining gold in March. While we were tremendously active, we did not know how long it would rain and if even bigger nuggets would be falling from the sky in the future. Consequently, we were buying at a very deliberate pace. We did not grab the bucket, but we brought much more than a thimble. Unfortunately, the unprecedented speed of the recovery prevented us from doing as much we wanted. That said, we are very pleased with what we were able to do in such a short time. In each Fund, we feel we improved the collective business quality and balance sheets while establishing partnerships with a fresh cadre of talented managers.

Business Resilience

Our analysts seek to invest in competitively advantaged, conservatively financed, market leading companies in growing industries. These types of businesses tend to have natural resiliency in times of economic crisis. This is one of the reasons they typically outperform in the early stages of a market downturn. Even more, we try to partner with management teams whose long-term vision, creativity, and industriousness increases the likelihood of not only surviving difficult times but exiting them in a better competitive position. During the initial stages of the lockdown, the Research Team talked to the majority of our holdings’ management teams and saw countless examples of ingenuity. This included rapidly rerouting supply chains, reconfiguring plants, and creating entirely new customer facing capabilities. To be sure, some of our companies will be dealing with the effects of this for some time, but we feel great about their stewardship.

Outlook

As I write this, a resurgence of COVID-19 cases in America’s southern states is creating concern of another wave of lockdowns and business restraints that could cripple the economy. Renewed fears and new restrictions are interrupting the recovery of some economic activity we monitor such as restaurant and retail traffic. We would not be surprised to see heightened volatility continue as the market gets rocked by factors including: fear of resurgence, fear of a second wave later in the year, the election, hopes for more stimulus, hopes for a widely available vaccine, U.S./China relations, and the outlook for oil. In our experience, near- to mid-term uncertainty is as high as it has been since the Great Financial Crisis — and uncertainty often results in volatility.

Longer term, however, we believe that more used cars will be sold, more patients will undergo physical therapy, more truckloads will be hauled, and more insurance will be written. Fenimore believes that our approach of investing in resilient businesses run by adept management teams is one of the best ways to compound wealth over time.

CHAIRMAN’S COMMENTARY

Thank you for the trust you have placed in us. If you have any questions or concerns, please call us at 800-932-3271. Our associates look forward to the opportunity to assist you.

Thomas O. Putnam, Chairman

Research Team
Andrew F. Boord
John D. Fox, CFA
Kevin D. Gioia,CFA
Antonio C. Hebert
Paul C. Hogan, CFA
William W. Preston, CFA
Marc D. Roberts, CFA
Drew P. Wilson, CFA

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

FAM FUNDS — Expense Data

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees, shareholder servicing fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (January 1, 2020) and held until the end of the period (June 30, 2020).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual Expenses

The first line for each Fund in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the hypothetical example of the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

FAM FUNDS — Expense Data Continued

	Beginning Account Value 1/1/2020	Ending Account Value 6/30/2020	Net Expense Ratio	Expenses Paid During Period

FAM Value Fund - Investor Shares: Actual Return	$1,000.00	$ 882.80	1.18%	$ 5.52
Hypothetical 5% Return	$1,000.00	$ 1,019.00	1.18%	$ 5.92

FAM Value Fund - Institutional Shares: Actual Return	$1,000.00	$ 883.80	0.99%	$ 4.64
Hypothetical 5% Return	$1,000.00	$ 1,019.94	0.99%	$ 4.97

FAM Dividend Focus Fund - Investor Shares: Actual Return	$1,000.00	$ 913.00	1.25%	$ 5.95
Hypothetical 5% Return	$1,000.00	$ 1,018.65	1.25%	$ 6.27

FAM Small Cap Fund - Investor Shares: Actual Return	$1,000.00	$ 843.00	1.30%	$ 5.96
Hypothetical 5% Return	$1,000.00	$ 1,018.40	1.30%	$ 6.52

FAM Small Cap Fund - Institutional Shares: Actual Return	$1,000.00	$ 843.80	1.20%	$ 5.50
Hypothetical 5% Return	$1,000.00	$ 1,018.90	1.20%	$ 6.02

*

Expense are calculated using each Fund’s annualized net expense ratios, which represent net expenses as a percentage of average daily net assets for the one-half year period ended June 30, 2020. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent one-half year period (182); and then dividing that result by the number of days in the current fiscal year (366).

FAM VALUE FUND

June 30, 2020

Dear Fellow Value Fund Shareholder,

Whenever we meet with shareholders, either one-on-one or at our annual shareholder meeting, we are asked questions about the future, “When will the market stop going down? When is the next recession? Should I sell now and try to get back in when things are clearer?”

We usually address these questions with a consistent answer, “We don’t know and in fact no one knows when a recession is coming or when the market will recover.” We think the events of 2020 prove this idea without a doubt. No one knows. Below is a partial list of unprecedented events that have occurred in the past six months.

When the coronavirus appeared in Italy and investors figured out that the virus would not be contained to just Asia, the market had one of its fastest and sharpest declines in history. As measured by the equal-weighted S&P 500 Index, the stock market declined by 40% in 23 days marking the fastest decline of that magnitude in decades.1

After hitting bottom on March 23, stock prices have climbed 42% as of June 30, 2020. The second quarter of the year was the best quarter for stock returns in two decades.2 The rally is even more incredible because it occurred in what will certainly be the worst quarter for the American economy since the Great Depression. The worst quarter in history, outside of the Great Depression, was the first quarter of 1958 with a GDP decline of 10%. Ironically, this decline was the result of the Asian Flu hitting the United Sates in late 1957.3 The second quarter of 2020 will certainly decline at a greater than 10% rate.

While the world was distracted with the coronavirus, China moved aggressively to take control of Hong Kong.

Meanwhile, the price of a barrel of oil traded at a negative price meaning if you were willing to take possession of one barrel of oil you could get the barrel and $25 in cash.

A final point on making predictions. Here is the last sentence from the introduction of our 2019 Annual Letter which we wrote in January 2020:

“With low interest rates and a seeming resolution to the trade war we see more of the same for the economy; modest GDP growth, job creation, and higher corporate profits.”

No one knows.

Portfolio Activity

Before we get into actual trading decisions, it might be helpful to know how we approached the first six months of the year. During January and February, we were cautious buying one stock, Monro (MNRO), and selling the majority of our shares in two industrial stocks – Donaldson (DCI) and Snap-on (SNA). In early March, we switched from sellers to thinking about the companies we would like to own. Since we did not know the magnitude or duration of the market decline (see above), we decided to buy, slowly. We focused on buying the highest quality businesses – both new stocks and adding to existing holdings. From the day the market went down 10% from the peak, February 27, to the first week of April, we purchased 17 stocks for a total of $73 million. These purchases were primarily funded by reducing our cash position from more than $80 million to less than $40 million and assorted sales including Monro and FLIR Systems (FLIR).

[1]	Bloomberg, as of 6/30/2020
[2]	Bloomberg, as of 6/30/2020
[3]	FactSet, as of 6/30/2020

FAM VALUE FUND

Sales

We sold all our Snap-on shares and most of our shares in Donaldson during the first two months of the year into a market of rising prices.

Snap-on is a manufacturer of high-end tools used by professionals in the automotive and industrial markets. The company is probably best known by its trucks that call on automobile repair shops. We spoke to mechanics that liked the Snap-on brand name and aspired to own their top-of-the-line tools and diagnostics. We liked the financial profile of high margins (which had doubled in the last eight years), low debt, and 20% return on equity. In addition, Snap-on generated more than $600 million a year of operating cash and needed only $200 million to invest in the business to support growth. Unfortunately, that growth never materialized. From our original purchase in October 2017 through the end of fiscal year 2019, sales grew by a total of 2% over two years. We determined that they faced numerous headwinds to grow and sold our position in February.

Donaldson was a longtime Fenimore holding that we purchased in the Value Fund during the first quarter of 2016. We acquired the stock for less than $28 a share and watched the price rise into the $50s this year. Donaldson makes air filters for commercial and industrial equipment like long-haul trucks, mining equipment, and natural gas turbines. We liked the fact that filters wear out and must be replaced. This generates some amount of repeat sales and can make for a steady business. The financial profile is favorable with a good balance sheet, cash profits, and mid-20s return on equity. Three years into our investment, the company had grown EBITDA (earnings before interest, taxes, depreciation, and amortization) more than 30% and the stock had nearly doubled from our original purchase. However, after that period growth began to slow and profits began to decline. We felt the stock was fairly valued given the slowdown in growth and sold the majority of our shares in the first quarter.

FLIR Systems manufacturers infrared camaras used in a variety of commercial, personnel, and government markets. The firm received some publicity when the Boston Police Department used one of its cameras to capture the Boston Marathon bomber hiding in a boat.

We originally purchased the stock during calendar year 2013 below $30 a share. During the first few years of ownership, the company struggled and announced a large acquisition in a non-core business. Results were weak and the Board of Directors began to feel pressure from shareholders, including us. We held personal meetings with the CEO and interacted with the lead director via letters and phone conversations. In June of 2017, FLIR announced a new CEO, Jim Cannon from Stanley Black & Decker. Jim communicated a solid plan and hired a strong CFO to help implement that plan. His vision included selling some of the lackluster divisions and a significant increase in profit margins. The stock reacted favorably and by late 2018 was above $60. At that point, we had a double in our investment in five years, a 15% rate of return.

Unfortunately, FLIR has not sold any divisions and borrowed money to buy two businesses with exciting technologies (drones), but little in the way of current sales and profits. Last year, the company announced they would be scrapping their original turnaround plan. Needless to say, the stock reacted poorly to this news. After two CEOs in seven years and uneven results, we decided to sell the stock. Our timing was not ideal. While we made a profit on the holding, it was well below what it should have been.

In late April, we made the difficult decision to sell all our shares in Marriott International (MAR). We say it was difficult because we admire Marriott CEO Arnie Sorenson and the company’s “asset lite” business model. While everyone has probably stayed at a Marriott hotel, you may not realize that Marriott actually owns very few hotels. Most of their hotels are owned by third parties that have invested their own capital to own the building. These third parties pay Marriott a fee to manage the property, make reservations, and allow the hotel property to participate in the very successful Marriott loyalty program. This arrangement allows Marriott to grow without putting up any money to build new hotels.

We sold the stock due to a combination of two reasons. As the largest owner of hotels around the world, Marriott is very exposed to the decline in international travel and the elimination of large conventions and group meetings. Most Marriott hotels are not drive-to locations – but require a resumption of airline traffic. In addition, Marriott customarily carried more debt than our typical holding given the steadiness of its

FAM VALUE FUND

business model. Of course, in a pandemic that steadiness is gone and we expect a significant decline in profitability this year. This combination of debt and declining profits led us to err on the side of caution and sell the stock.

A Buy and Quick Sell

During the year, we bought and sold a position in Monro. The company operates more than 1,200 automotive repair and tire stores around the country. We don’t usually sell a stock after just a few months of ownership. However, given the decline in the market and the opportunities that presented us, we sold our position in Monro to purchase what we believe are higher quality businesses.

Purchases

As we mentioned above, we purchased 18 stocks during the first six months of the year. The vast majority, 16 of the 18 purchases, occurred between February 27 and April 3. Rather than give a description of all 18 stocks, we think it is helpful to understand what we were looking for in the businesses that we were buying stock in and why we believe they can add to future returns.

First, some definitions. What do we mean by a high-quality business? We think about business quality as a combination of the amount of cash profits the business can send to its owners and the amount of capital, or investment, that is needed to run the business. It is logical that a business that can return a lot of cash to its owners with a small investment is better than the opposite situation – a low return on a large investment!

Let’s look at a hypothetical example by comparing a company that drills for oil with an insurance agency. Both businesses generate cash profits on the capital invested in the business.

	Oil Company	Insurance Agency
Capital invested in business	$1,000	$1,000
Cash profit before reinvestment	$250	$380
Reinvestment needed to grow	$(500)	$(38)
Cash to the owners	$(250)	$342

There are two important points from the table. First, the insurance agency generates 50% more cash profit per dollar invested in the business. Second, to grow an oil company, you have to constantly drill new wells. Oil in the ground is a declining resource. If you drill one well and let it produce for 20 years, the oil production will decline every year into the future. Additionally, this means the cash profits from the business cannot go to the owners but must be reinvested back into the business. The typical oil company invests more than one year’s cash profits and must raise more money every year.

On the other hand, the insurance agency has very few reinvestment needs, maybe a few new computers! Virtually all the cash the business generates can be returned to the owners. Which business would you rather own?

So, what did we buy in the first six months of the year? The table below shows a number of the new holdings and how they compare to the average public company in the key items of return on invested capital and capital intensity.

FAM VALUE FUND

Coronavirus Bear Market 2020 - Quality Opportunities

FAM Funds example - two metrics on business quality:

●	Column One = Capital Intensity - lower is better
●	Column Two = ROIC (measure of Return on Invested Capital) - higher is better

FAM VALUE FUND
HOLDINGS THAT WERE ADDED TO IN Q1	CAPEX/CFO (3-YRS.)	ROIC LTM
COMPANY A	13%	91%
COMPANY B	25%	76%
COMPANY C	18%	54%
COMPANY D	26%	36%
COMPANY E	30%	31%
COMPANY F	6%	36%
COMPANY G	37%	37%
Company H	53%	22%
Company I	8%	65%
Company J	9%	57%
AVERAGE	23%	50%
MEDIAN	21%	45%
AVERAGE (1,000 COMPANIES)	52%	26%
MEDIAN (1,000 COMPANIES)	36%	22%

Securities Purchased in the Value Fund Between Feb 27 and April 3, 2020
Analog Devices	Genpact
Berkshire Hathaway	Landstar System
Black Knight	Steris PLC
Broadridge Financial Solutions	Stryker Corp.
CarMax	The Hanover Group
Fastenal Co.	Vulcan Materials
Fidelity National Info Services	Xilinx
Fortune Brands Home & Security	Zebra Technologies

Closing Thoughts

As we write this letter, we are observing both the good news of a second strong jobs report and the troubling news of a doubling in the virus infection rate in the United States from 4% of tests to 8% in just 19 days (June 12 to July 1).4 While economic activity has improved from March/April levels, we are now confronted with a potential pullback as governments order some businesses to close temporarily to “stop the spread.”

Given the highly uncertain outlook, we are focusing on buying shares of stock in what we deem to be the best companies at good prices, increasing the quality of our holdings, and reducing our exposure to balance sheets with debt. Two of our sales, Marriott International and Monro, were some of our highest debt businesses. We know that this strategy will likely underperform the initial snapback in stock prices during a recovery, but believe it’s the best long-term (2+ years) strategy for protecting capital in a potential decline and achieving long-term returns.

[4]	The COVID Tracking Project, covidtracking.com, as of 7/1/2020

FAM VALUE FUND

Our Investment Philosophy and Process

Finally, especially during these extraordinary days, we feel it is important to reiterate our investment approach as we did in our 2019 letters.

Our philosophy can be summed up in the idea of intrinsic value. We believe that every asset, be it a bond, piece of real estate, or company has a value that is “intrinsic” to that asset. The value of an asset comes from the amount of cash it produces and the rate of growth of that cash flow into the future. If you know the future outcomes of these two variables, it is fairly easy to figure out what an asset is worth.

This is how we think about valuing companies and therefore the value of their stock. A share of stock represents a fractional ownership in that business; therefore, the price of the stock should track the value of that business over time. Of course, making accurate projections about the future is difficult. So, we build guardrails into our investment process to mitigate risk if our forecasts are wrong.

Our process focuses on four criteria:

1.	A good business that is growing and protected by some competitive advantage
2.	A strong financial position with low debt, high profit margins, cash profits, and high returns on capital
3.	An excellent management team that exhibits both honesty and the ability to allocate capital for the benefit of the shareholders
4.	A purchase price that is below what we think the stock is worth

Once we purchase a stock, we follow it closely and try to meet with management face-to-face at least once a year. We also monitor the price-to-value relationship over time. As long as the stock does not become significantly overvalued, we tend to hold onto our stocks for many years.

This long-term view is reflected in the Fund’s low turnover ratio which is significantly lower than the mutual fund industry average. One benefit of a long holding period is that when we do sell a stock and realize a capital gain, it is usually a long-term gain which is taxed at a lower rate than a short-term gain.

FAM Funds will continue to follow our business-first approach as we conduct in-depth, firsthand research at the company level. Our steadfast focus is to invest in a collection of high-quality businesses that we think are getting more valuable over time – regardless of the short-term political or economic environment.

Thank you for investing with us in the FAM Value Fund.

Best & Worst Performers for 12/31/19 to 6/30/20*

Top 5 Contributors	Average Weight (%)	Contribution (%)	Top 5 Detractors	Average Weight (%)	Detraction (%)
Fastenal Co.	2.74%	0.42%	Markel Corp.	4.60%	-1.10%
Dollar General	2.28%	0.41%	CDW Corp.	5.31%	-1.22%
Black Knight	3.02%	0.37%	South State Corp.	1.52%	-1.24%
Analog Devices	1.33%	0.37%	EOG Resources	1.96%	-1.28%
Xilinx	1.16%	0.26%	Ross Stores	5.66%	-2.07%

This reflects the FAM Value Fund’s best and worst performers, in descending order, based on individual stock performance and portfolio weighting. Past performance does not indicate future results.

FAM VALUE FUND

Performance (as of 6/30/20)

	YTD	1-Year	3-Year	5-Year	10-Year	Since Inception 1/2/1987
FAM Value Fund Investor Shares	-11.72%	-4.49%	6.22%	7.27%	10.92%	10.07%
Russell Midcap Index	-9.13%	-2.24%	5.79%	6.76%	12.35%	11.09%
S&P 500 Index	-3.08%	7.51%	10.73%	10.73%	13.99%	10.35%

Past performance does not indicate future results.

John D. Fox, CFA Co-Manager	Thomas O. Putnam Co-Manager	Drew P. Wilson, CFA Co-Manager

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

*

Reflects top contributors and top detractors to the fund’s performance based on each holding’s contribution to the overall fund’s return for the period shown. The information provided does not reflect all positions purchased, sold or recommended for advisory clients during the period shown. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. Past performance is no guarantee, nor is it indicative, of future results. For more detailed information on the calculation and methodology as well as a complete list of every holding’s contribution to the overall fund’s performance during the time period shown, please call (800) 932-3271 or visit the fund’s website at famfunds.com. Portfolio composition will change due to ongoing management of the fund. References to individual securities are for informational purposes only and should not be construed as an offer or a recommendation, by the fund, the portfolio managers, or the fund’s distributor, to purchase or sell any security or other financial instrument. The summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of its affiliated funds. The portfolio holdings are as of the most recent quarter.

FAM VALUE FUND — Portfolio Data

June 30, 2020 (Unaudited)

TOP TEN EQUITY HOLDINGS
(% of Net Assets)
Brown & Brown, Inc.	6.4%
IDEX Corporation	6.2%
Ross Stores, Inc.	5.7%
CDW Corporation	5.3%
CarMax, Inc.	4.7%
Markel Corporation	4.6%
Brookfield Asset Management, Inc. - Class A	4.5%
Illinois Tool Works, Inc.	4.2%
Berkshire Hathaway, Inc. - Class A	3.6%
Air Products & Chemicals, Inc.	3.5%

FAM VALUE FUND — Portfolio Data Continued

June 30, 2020 (Unaudited)

COMPOSITION OF NET ASSETS
Machinery	13.2%
Specialty Retail	12.8%
Insurance	12.5%
Electronic Equipment, Instruments & Components	7.8%
Money Market Funds	7.6%
Capital Markets	6.6%
IT Services	6.6%
Diversified Financial Services	3.6%
Chemicals	3.5%
Health Care Equipment & Supplies	3.3%
Semiconductors & Semiconductor Equipment	3.2%
Banks	3.0%
Trading Companies & Distributors	2.7%
Household Durables	2.5%
Multi-Line Retail	2.3%
Road & Rail	2.1%
Construction Materials	2.0%
Oil, Gas & Consumable Fuels	2.0%
Containers & Packaging	1.7%
Building Products	1.1%
Other	-0.1%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) as of the end of the first and third quarters of each fiscal year on Form N-PORT; (ii) the complete listing is available on the Commission’s website at www.sec.gov; and (iii) the Fund makes the information on Form N-PORT available to shareholders, upon request, by calling FAM FUNDS at 1-800-932-3271.

FAM VALUE FUND — Schedule of Investments

June 30, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS — 92.5%
Banks — 3.0%
M&T Bank Corporation	179,000	$18,610,630
South State Corporation	388,110	18,497,323
		37,107,953
Building Products — 1.1%
Fortune Brands Home & Security, Inc.	200,000	12,786,000
Capital Markets — 6.6%
Brookfield Asset Management, Inc. - Class A	1,653,750	54,408,375
T. Rowe Price Group, Inc.	214,390	26,477,165
		80,885,540
Chemicals — 3.5%
Air Products & Chemicals, Inc.	175,500	42,376,230
Construction Materials — 2.0%
Vulcan Materials Company	210,800	24,421,180
Containers & Packaging — 1.7%
Avery Dennison Corporation	187,000	21,334,830
Diversified Financial Services — 3.6%
Berkshire Hathaway, Inc. - Class A (a)	165	44,104,500
Electronic Equipment, Instruments & Components — 7.8%
CDW Corporation	558,200	64,851,676
Zebra Technologies Corporation - Class A (a)	116,720	29,874,484
		94,726,160
Health Care Equipment & Supplies — 3.3%
STERIS plc	17,500	2,685,200
Stryker Corporation	208,000	37,479,520
		40,164,720
Household Durables — 2.5%
Mohawk Industries, Inc. (a)	241,100	24,534,336
NVR, Inc. (a)	1,890	6,159,038
		30,693,374
Insurance — 12.5%
Brown & Brown, Inc.	1,919,392	78,234,418
Hanover Insurance Group, Inc. (The)	61,100	6,191,263
Markel Corporation (a)	60,850	56,174,894
White Mountains Insurance Group Ltd.	13,233	11,750,507
		152,351,082
IT Services — 6.6%
Black Knight, Inc. (a)	508,611	36,904,814
Broadridge Financial Solutions, Inc.	72,900	9,199,251
Fidelity National Information Services, Inc.	53,800	7,214,042
Genpact Ltd.	741,600	27,083,232
		80,401,339

See Notes to Financial Statements

FAM VALUE FUND — Schedule of Investments Continued

June 30, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS — 92.5% (Continued)
Machinery — 13.2%
Graco, Inc.	716,650	$34,392,034
IDEX Corporation	476,750	75,345,570
Illinois Tool Works, Inc.	289,950	50,697,757
		160,435,361
Multi-Line Retail — 2.3%
Dollar General Corporation	146,300	27,871,613
Oil, Gas & Consumable Fuels — 2.0%
EOG Resources, Inc.	473,000	23,962,180
Road & Rail — 2.1%
Landstar System, Inc.	230,721	25,912,275
Semiconductors & Semiconductor Equipment — 3.2%
Analog Devices, Inc.	132,800	16,286,592
Microchip Technology, Inc.	80,000	8,424,800
Xilinx, Inc.	144,250	14,192,758
		38,904,150
Specialty Retail — 12.8%
AutoZone, Inc. (a)	26,700	30,120,804
CarMax, Inc. (a)	634,900	56,855,295
Ross Stores, Inc.	810,688	69,103,045
		156,079,144
Trading Companies & Distributors — 2.7%
Fastenal Company	780,900	33,453,756

Total Common Stocks (Cost $476,798,012)		$1,127,971,387
MONEY MARKET FUNDS — 7.6%
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 0.08% (b) (Cost $92,880,844)	92,880,844	$92,880,844

Total Investments at Value — 100.1% (Cost $569,678,856)		$1,220,852,231

Liabilities in Excess of Other Assets — (0.1%)		(818,632)

Net Assets — 100.0%		$1,220,033,599

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of June 30, 2020.

See Notes to Financial Statements

FAM DIVIDEND FOCUS FUND

June 30, 2020

Dear Fellow Dividend Focus Fund Shareholder,

The start of 2020 continued the strong momentum of 2019. In the first two months, America signed a trade deal with China, companies reported record profits and a great finish to 2019, and job growth remained strong with unemployment at 3.5%.1 This helped push U.S. equities to all-time highs through mid-February.

However, the emergence of COVID-19 as a global outbreak turned the first half of 2020 into one of the most tumultuous and uncertain times for businesses and the stock market. The associated shutdowns, in an attempt to slow the spread of the virus, brought much damage to the economy. As the assessment of the economic damage and uncertainty about the future grew, stocks sold off in historic proportions including a -10% single day drop for the Dow Jones Industrial Average on March 12.2

The Dividend Focus Fund (the “Fund”) was not immune to this market volatility. The Fund was up +2.3% through Feb 14, 2020 before dropping -36.0% through March 23, then rebounding +39.1% through the end of June 30. This resulted in a -8.7% return for the Fund through six months compared to -3.1% for the S&P 500 Index and -9.1% for the Russell Midcap Index.3

At the peak of the crisis, we believe the focus was stress testing companies’ balance sheets and liquidity, that is the amount of cash a business has access to relative to its expenses and debt obligations. This was particularly important for industries that were disproportionately impacted by the COVID-19 crisis like airlines, cruise lines, and hotels.

While we had to assess liquidity on a small number of our holdings, the majority have remained in great shape, in our opinion, throughout the crisis. This is due to our unwavering commitment to our investment research process which focuses on investing in quality businesses with good balance sheets. On top of that, our focus on dividend growers narrows the quality filter even more. We believe one of the best signals a company can give about the future sustainability and growth of their cash flows is a growing dividend payout.

The Dividend Focus Fund, based on its portfolio construction as of June 30, held only one dividend suspender (Ross Stores) and zero dividend cutters. Ross Stores, which has raised its dividend annually since its inception in 1994, suspended its quarterly dividend after temporarily closing all its stores in late March (most have since reopened). The business, which has been one of the best long-term holdings in the Fund, remains committed to paying a dividend in the long run.

With only Ross Stores suspending their dividend, that means 29 companies (or 97%) of the 30 holdings in the Fund maintained or raised their dividend payout. This compares to 51 of 403 companies (13%) in the S&P 500 that announced dividend cuts or suspensions (additionally, 17 have yet to declare while 85 companies are non-dividend payers). In fact, since the beginning of March, the Fund saw at least eight holdings announce dividend increases.

Portfolio Activity

With a 30%+ market selloff, there was a higher than usual level of portfolio activity as we were on the offensive. The Fund’s managers upgraded the portfolio, from our viewpoint, by purchasing several high-quality businesses that we have long followed but waited on for attractive entry prices. We invested in 7 new names and added to 18 existing positions while also exiting 10 names (primarily to make room for our new purchases).

[1]	U.S. Bureau of Labor Statistics, as of 2/29/2020
[2]	Bloomberg, as of 6/30/2020
[3]	Bloomberg, as of 6/30/2020

FAM DIVIDEND FOCUS FUND

Purchases

Here are the new holdings:

●

Cintas (CTAS) is the largest provider of uniform rentals, first aid, and safety products in the U.S. and Canada. Cintas utilizes its scale advantage to enable them to acquire and serve customers at a lower cost than their competitors. We also like Cintas’ high rates of recurring revenue and strong historical customer retention rates. The company has also paid a dividend every year since it went public in 1983.

●

Jack Henry & Associates (JKHY) provides critical core processing software to financial institutions which creates high recurring revenue and strong profitability. The firm continues to grow through increased tech spending by banks and credit unions. Management has a strong track record of capital allocation and runs the company with a clean balance sheet, typically net cash. It has grown its dividend for 26 straight fiscal years.

●

Paychex (PAYX) provides HR, payroll, and benefits and insurance services for small- and medium-sized businesses. They serve approximately 670,000 clients and more than 12 million employees. Paychex benefits from increased regulations, which drive more outsourcing of payroll and HR solutions. The stock often trades around employment numbers, which enabled us to build our position in the stock.

●

ResMed (RMD) is a leading provider of air flow medical devices for the treatment of sleep apnea. ResMed also has a growing respiratory care (i.e., ventilators) and software business. An intense focus on innovation (more than 5,700 patents), and a large underpenetrated sleep-end market, should support continued strong top-line growth, which has averaged more than 10% over the last five+ years. ResMed’s strong, consistent cash generation enables a capital allocation policy that prioritizes paying a dividend.

●

Republic Services (RSG) is the second largest solid waste collection and recycling provider in North America. Trash collection is a highly durable business with predictable cash generation which supports M&A (mergers and acquisitions) and a very shareholder friendly capital allocation policy. RSG has returned nearly $5 billion in cash to shareholders (approximately 18% of its current market cap) over the last five years in dividends and stock buybacks.

●

Steris (STE) provides sterilization equipment and services to healthcare providers like hospitals, surgical centers, and outpatient GI procedure centers as well as medical device and pharma manufacturers. The company benefits from growth in medical procedures and more than 75% of its revenue is recurring. Additionally, the medical industry is highly regulated, which makes Steris’ products and methods very sticky with customers. The business has paid a growing dividend every year since 2005.

Sales

●

Essential Utilities (WTRG) was formerly known as Aqua America until its purchase of a natural gas utility in late 2018 (transaction closed in March 2020). We thought this acquisition was outside their core competency and believed they paid a more than full price at 15 times EBITDA (earnings before interest, taxes, depreciation, and amortization). We were initially attracted to WTRG due to the economics of water utilities and this deal complicated that thesis, so we decided to fully exit our position.

●

First Hawaiian Bank (FHB) was sold as the environment for banks has worsened with rate cuts and increased credit loss uncertainty. Compounding the poor banking environment is First Hawaiian’s geographic footprint in the state of Hawaii, whose GDP is highly dependent on tourism. Visitor arrivals fell by 99% in May and June due to the coronavirus and it may be years before this normalizes.

FAM DIVIDEND FOCUS FUND

●

Ingersoll-Rand (IR) was sold after its separation from Trane Technologies (TT). In the first half of 2020, Ingersoll Rand split its HVAC business off into a separate company (Trane Technologies) and the remaining industrial compressor, vacuum, and blower business merged with competitor Gardner Denver and kept the Ingersoll-Rand name and ticker. We are happy to continue to own the durable HVAC business in a pure play format, but sold IR which is more cyclical and doesn’t pay a dividend.

●

Marriott International (MAR) was sold as their business suffered greatly from the virus outbreak. Liquidity concerns forced the company to complete several debt raises and suspend their dividend “until further notice.” We believe there is too much uncertainty in its immediate future and, with increased balance sheet risk, we decided to move on.

●

We sold our stake in Monro (MNRO) not because anything was wrong with the business or our investment thesis, but rather to use the proceeds to fund some of our recent purchases in enterprises that we hope will be even better compounders.

●

A small stake was purchased in Penske Auto Group (PAG) early in the quarter as we looked to put cash to work at attractive valuations in a fully valued market. This was subsequently sold after they suspended their dividend.

●

National Instruments (NATI) was sold as we believe results have been subpar despite a decent operating environment over the last few years. The company also recently completed a corporate reorganization and last year surprisingly announced a CEO transition after only three years.

●

Snap-on (SNA) was another business that was sold as growth issues have persisted for several years. The operation’s stagnation increased our concerns about inventory levels and operating margins along with their ability to continue to create value for shareholders.

●

US Ecology’s (ECOL) $900 million acquisition of NRCG in 2019 was another example, we believe, of a company completing a merger and acquisition too far away from its core competency. The deal created a lot of execution risk in our view and we exited our remaining position.

●

Watsco (WSO) was sold at the beginning of the year after running up +30% in 2019. Recent results have been below our expectations as their technology spending has weighed on margins and the sustainable level of growth has come into question. Additionally, its dividend payout ratio (dividends/FCF) has run in excess of 86% over the last two years, which could put it at risk for a cut.

Closing Thoughts

As we look out into the second half of 2020, the virus that has created so much uncertainty the last few months remains very present in our lives and does not look to be going away any time soon. If we had to shut down again, it wouldn’t be unreasonable to think equity markets could re-test their lows from earlier in the year, though the Federal Government and Federal Reserve have shown a desire to intervene quickly and at any cost.

On top of that, we are getting close to a presidential election and will surely hear predictions about policy changes that will happen based on the way the ballot box tilts. But the short answer on these things – when we will return to normal or who will win the election – is that nobody knows. And we are fine with that. To paraphrase investor Peter Lynch, if we spent 15 minutes trying to predict those things, it would be 15 minutes too much.

Instead, we will continue to focus our time on finding high-quality businesses that we estimate will compound their earnings and grow their dividends over the long term. This approach to investing keeps us disciplined during periods of market disruption and enables us to be opportunistic – it’s not every day that what we believe are the best businesses in the world go on sale! The future will always include uncertainty; however, in our experience, sticking to our time-tested investment philosophy helps the Dividend Focus Fund to not only weather these disruptive periods but emerge even stronger.

FAM DIVIDEND FOCUS FUND

Welcome to the Team

William Preston, CFA, was named co-manager of the Fund after working closely with the current managers for several years. Will is an exceptional analyst and has a great eye for identifying quality businesses. His addition to the team should complement the Fund’s management very well.

As always, we thank you for investing in the Dividend Focus Fund and continue to work diligently on your behalf.

Best & Worst Performers for 12/31/19 to 6/30/20*

Top 5 Contributors	Average Weight (%)	Contribution (%)	Top 5 Detractors	Average Weight (%)	Detraction (%)
Ingersoll-Rand	SOLD	1.10%	Ross Stores	4.60%	-1.38%
Pool Corp.	3.60%	0.98%	CDW Corp.	6.20%	-1.42%
Entegris	4.12%	0.63%	Monro	SOLD	-1.44%
Digital Realty Trust	3.63%	0.57%	Trane Technologies	4.38%	-1.75%
Fastenal Co.	3.68%	0.51%	Marriot International	SOLD	-2.32%

This reflects the FAM Dividend Focus Fund’s best and worst performers, in descending order, based on individual stock performance and portfolio weighting. Past performance does not indicate future results.

Performance (as of 6/30/20)

	YTD	1-Year	3-Year	5-Year	10-Year	Since Inception 4/1/1996
FAM Dividend Focus Fund	-8.70%	-2.00%	9.24%	10.33%	12.39%	8.89%
Russell Midcap Index	-9.13%	-2.24%	5.79%	6.76%	12.35%	9.78%
S&P 500 Index	-3.08%	7.51%	10.73%	10.73%	13.99%	8.73%

Past performance does not indicate future results.

Paul Hogan, CFA Co-Manager	Thomas O. Putnam Co-Manager	William W. Preston, CFA Co-Manager

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

*

Reflects top contributors and top detractors to the fund’s performance based on each holding’s contribution to the overall fund’s return for the period shown. The information provided does not reflect all positions purchased, sold or recommended for advisory clients during the period shown. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. Past performance is no guarantee, nor is it indicative, of future results. For more detailed information on the calculation and methodology as well as a complete list of every holding’s contribution to the overall fund’s performance during the time period shown, please call (800) 932-3271 or visit the fund’s website at famfunds.com. Portfolio composition will change due to ongoing management of the fund. References to individual securities are for informational purposes only and should not be construed as an offer or a recommendation, by the fund, the portfolio managers, or the fund’s distributor, to purchase or sell any security or other financial instrument. The summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of its affiliated funds. The portfolio holdings are as of the most recent quarter.

FAM DIVIDEND FOCUS FUND — Portfolio Data

June 30, 2020 (Unaudited)

TOP TEN EQUITY HOLDINGS
(% of Net Assets)
CDW Corporation	6.2%
Air Products & Chemcials, Inc.	6.0%
Broadridge Financial Solutions, Inc.	5.9%
Microchip Technology, Inc.	5.9%
Arthur J. Gallagher & Company	5.8%
Stryker Corporation	4.9%
Ross Stores, Inc.	4.6%
Genpact Ltd.	4.5%
Trane Technologies plc	4.4%
Entegris, Inc.	4.1%

FAM DIVIDEND FOCUS FUND — Portfolio Data Continued

June 30, 2020 (Unaudited)

COMPOSITION OF NET ASSETS
Semiconductors & Semiconductor Equipment	13.3%
IT Services	12.8%
Insurance	8.5%
Machinery	7.5%
Health Care Equipment & Supplies	7.1%
Electronic Equipment, Instruments & Components	6.2%
Chemicals	6.0%
Money Market Funds	5.6%
Specialty Retail	4.6%
Containers & Packaging	3.7%
Trading Companies & Distributors	3.7%
Distributors	3.6%
Equity Real Estate Investment Trusts (REITs)	3.6%
Construction Materials	2.9%
Industrial Conglomerates	2.7%
Food Products	2.2%
Oil, Gas & Consumable Fuels	1.6%
Professional Services	1.4%
Capital Markets	1.2%
Banks	1.0%
Commercial Services & Supplies	0.8%
Other*	0.0%

*	Percentage rounds to less than 0.1%.

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) as of the end of the first and third quarters of each fiscal year on Form N-PORT; (ii) the complete listing is available on the Commission’s website at www.sec.gov; and (iii) the Fund makes the information on Form N-PORT available to shareholders, upon request, by calling FAM FUNDS at 1-800-932-3271.

FAM DIVIDEND FOCUS FUND — Schedule of Investments

June 30, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS — 94.4%
Banks — 1.0%
South State Corporation	88,000	$4,194,080
Capital Markets — 1.2%
T. Rowe Price Group, Inc.	38,000	4,693,000
Chemicals — 6.0%
Air Products & Chemicals, Inc.	100,500	24,266,730
Commercial Services & Supplies — 0.8%
Cintas Corporation	6,000	1,598,160
Republic Services, Inc.	17,500	1,435,875
		3,034,035
Construction Materials — 2.9%
Vulcan Materials Company	102,830	11,912,856
Containers & Packaging — 3.7%
Avery Dennison Corporation	130,000	14,831,700
Distributors — 3.6%
Pool Corporation	53,900	14,653,793
Electronic Equipment, Instruments & Components — 6.2%
CDW Corporation	217,000	25,211,060
Equity Real Estate Investment Trusts (REITs) — 3.6%
Digital Realty Trust, Inc.	104,000	14,779,440
Food Products — 2.2%
McCormick & Company, Inc.	50,500	9,060,205
Health Care Equipment & Supplies — 7.1%
ResMed, Inc.	19,450	3,734,400
STERIS plc	34,230	5,252,251
Stryker Corporation	111,000	20,001,090
		28,987,741
Industrial Conglomerates — 2.7%
Roper Technologies, Inc.	28,000	10,871,280
Insurance — 8.5%
Arthur J. Gallagher & Company	239,920	23,389,801
Hanover Insurance Group, Inc. (The)	109,000	11,044,970
		34,434,771
IT Services — 12.8%
Broadridge Financial Solutions, Inc.	191,500	24,165,385
Genpact Ltd.	498,000	18,186,960
Jack Henry & Associates, Inc.	30,623	5,635,551
Paychex, Inc.	55,100	4,173,825
		52,161,721

See Notes to Financial Statements

FAM DIVIDEND FOCUS FUND — Schedule of Investments Continued

June 30, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS — 94.4% (Continued)
Machinery — 7.5%
IDEX Corporation	81,174	$12,828,739
Trane Technologies plc	200,300	17,822,694
		30,651,433
Oil, Gas & Consumable Fuels — 1.6%
EOG Resources, Inc.	127,000	6,433,820
Professional Services — 1.4%
Robert Half International, Inc.	110,000	5,811,300
Semiconductors & Semiconductor Equipment — 13.3%
Entegris, Inc.	284,000	16,770,200
Microchip Technology, Inc.	226,000	23,800,060
Xilinx, Inc.	137,414	13,520,163
		54,090,423
Specialty Retail — 4.6%
Ross Stores, Inc.	219,686	18,726,035
Trading Companies & Distributors — 3.7%
Fastenal Company	349,000	14,951,160

Total Common Stocks (Cost $256,050,348)		$383,756,583

MONEY MARKET FUNDS — 5.6%
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 0.08% (a) (Cost $22,931,387)	22,931,387	$22,931,387

Total Investments at Value — 100.0% (Cost $278,981,735)		$406,687,970

Liabilities in Excess of Other Assets – (0.0%) (b)		(149,203)

Net Assets — 100.0%		$406,538,767

(a)	The rate shown is the 7-day effective yield as of June 30, 2020.
(b)	Percentage rounds to greater than (0.1%).

See Notes to Financial Statements

FAM SMALL CAP FUND

June 30, 2020

Dear Fellow Small Cap Fund Shareholder,

Most professional investors love puzzles. Every day we learn something new, adding a piece to the stack in front of us. We try to plug these new pieces into our puzzle. Sometimes they fit perfectly. Other times we realize that some of our earlier pieces do not belong, so we pull them out. Usually, after some struggle, a picture slowly emerges; however, even though the puzzle evolves it is never complete.

Today, we are facing an extremely complicated puzzle. We have never seen this many pieces scattered before us.

Many macro factors including the pandemic, the government response, the election, economics, interest rates, and the moods of other investors could produce various scenarios. At the same time, all the micro company-specific issues like cost pressures, competitive dynamics, and capital allocation decisions are just as relevant as ever. Additionally, we believe other factors like falling interest rates and crowd psychology continue to lead to the outperformance of “growth” stocks over “value” stocks. As a result, there is much to consider in today’s stock market!

As we reflect on our execution in the first half of 2020 (and especially over the longer term), we feel it is solid. This is an industry where the best participants are right only about two-thirds of the time. We have made mistakes, but we believe we have also made many good decisions. We confess to some frustration that unprofitable companies have outperformed those with profits year-to-date. But we think our focus on quality, profitable companies with strong leaders and a sound balance sheet relative to the underlying business helped during the contraction. The FAM Small Cap Fund (the “Fund”) is well-positioned for the future in our opinion.

We “stress test” each of our holdings to make sure they can muscle through challenging situations. Often companies that should have a bright future never reach their potential because they enter a downturn with too much debt and do not survive. However, we had never run a test involving a simultaneous global pandemic, recession, plunge in oil prices, government-mandated closures, and more. As outlined below, some of our businesses suffered, but most handled it quite well through a combination of a strong financial position and/or being deemed “essential.” Additionally, most showed impressive ingenuity in their responses to these unprecedented times.

Finally, we continued our long history of never letting a bear market go to waste. We went on a shopping spree and picked up shares in what we believe are wonderful companies that should grow nicely for years.

Many people may assume that the Fund’s managers are trying to predict a single future which will come to pass. Instead, we understand that many scenarios are possible and try to design our portfolios to do well in as many situations as possible. As we write this letter in early July, there are still a tremendous number of unknowns. To a large extent, the coronavirus will dictate the near term. We do not know if we will see a sharp economic rebound, a return to contraction as activity declines to avoid a second wave of the virus, or some other unforeseen circumstance. Longer term, however, we remain convinced that conditions will improve and the economy should continue to grow nicely. With this recognition, we set out to construct a portfolio of strong businesses with the financial strength to survive whatever happens, along with the potential to create significant value over the next decade or so as conditions improve.

Activity

Relative to our normal pace of trading, this was an incredibly busy time. In a typical six-month period, we might sell a few positions when we learn a company, while solid, is not quite up to our high standards. Similarly, a very impressive business with strong leadership might temporarily hit a rough patch so we are able to buy some shares at an attractive valuation. This “normal” pattern was in effect during January and February, but March and April were two of the busiest months of our careers. May and June, while still challenging, were almost a calm after the storm.

FAM SMALL CAP FUND

Clearly, everything changed when COVID-19 arrived on the scene, the economy slowed, and then OPEC and Russia crushed oil prices to compete for market share. We responded aggressively. While we could no longer travel, we hit the phones hard. We not only spoke to our companies, but tracked down competitors, customers, suppliers, and other industry experts. Similarly, we read everything we could find. Our focus was to first make sure all our holdings could survive these extraordinary challenges. At the same time, we realized that investors were selling everything – including what we estimated were some fantastic businesses with great futures.

Pre-Virus

In the pre-virus period, we made three moves – selling PC Connection (CNXN) as well as buying Nomad Foods (NOMD) and OneSpaWorld (OSW).

After a wonderful run, we decided to sell long-term holding PC Connection (CNXN). CNXN, a distributor of computer equipment and software, is a solid but cyclical business. After reporting strong earnings for several quarters, the stock traded at a valuation considerably above its historical norm. Furthermore, while we consider the business and leadership better than average, we thought we could do even better.

The proceeds were primarily invested into a new idea – Nomad Foods (NOMD), a producer of branded frozen food products in Europe. Product categories include fish, vegetables, and meat substitutes. Management’s plan is to continually improve the brands they control while seeking opportunities to buy and upgrade similar companies. In the past, key members of senior management pursued this strategy at other businesses and created significant returns for shareholders. As COVID-19 rolled across Europe, Nomad became one of the few beneficiaries of the pandemic as consumers stopped visiting restaurants and increasingly ate at home.

In late January, we introduced a new idea into the Fund – OneSpaWorld (OSW). In hindsight, this move was unfortunate; however, we only built a modest position. OSW’s primary business lies in managing spas on cruise ships, almost all of which outsource spa services. OSW dominates the business with more than 90% market share and is typically highly profitable. Historically, OSW grew through recessions and past virus outbreaks like H1N1, SARS, and MERS, as cruise ship owners slashed ticket prices to keep their vessels full. At the time of our purchase, COVID-19 looked, to us, comparable to past viruses. By the time it was clear that it was a serious threat to the industry, the stock price had collapsed. While we were both frustrated and disappointed, we decided that the right course of action was to hold our now very small position. We believe that, eventually, the public will resume cruising and OSW should benefit.

We also took advantage of pullbacks in Monro (MNRO), Boston Omaha Corp. (BOMN), and Landstar Systems (LSTR) to add to our existing positions. Additionally, we trimmed Franklin Electric (FELE). While we continue to admire the company, the valuation was high enough that it made sense to sell a few shares.

The Virus Emerges

Virtually overnight, everything changed. We responded with a two-pronged approach. First, we wanted to make sure that all our holdings could make it through the downturn and removed any problematic positions. Second, we looked for opportunities to “go on offense” and purchased shares in what we estimated were outstanding companies while they were “on sale.”

As the market retreated, our first new idea of the pandemic was Descartes Systems (DSGX). DSGX offers a variety of software products for logistics companies across the globe for tasks like tracking packages, routing trucks, and complying with a litany of customs regulations. We studied DSGX for a few years, but this was the first time the stock price was reasonably priced in our view.

Sadly, in the middle of the advancing storm, our longtime holding Hallmark Financial (HALL) reported they were having significant problems in their insurance line for small trucking operators. A series of massive jury verdicts threw the industry into turmoil. As a result, even for HALL’s small fleet customers, litigation is now more prevalent and costly. We decided the best move was to exit the position.

FAM SMALL CAP FUND

After selling our shares in Hallmark, we quickly redeployed the proceeds into two other insurers – The Hanover Group (THG) and White Mountains Insurance Group (WTM). You will be glad to know that neither has a large truck insurance business. Both are solid insurers we have known for years that were available at reasonable if not attractive prices.

A few months earlier, two of our banks – CenterState Bank Corp. (CSFL) and South State Corp. (SSB) – announced they were merging. As a result, two modest positions would eventually become one large position. We chose to trim both positions, which added to our dry powder to make opportunistic purchases during the contraction.

In mid-March, we began buying a position in SPS Commerce (SPSC), the dominant player in supply chain software. Thousands of suppliers worldwide pay SPSC a fee to communicate with retailers like Costco, Fastenal, and Walgreens. SPSC is another example of a dynamic, high-growth company that rarely trades at an attractive valuation level.

Later in March, we opened a new position in ONE Gas (OGS), the natural gas utility for most of Kansas, Oklahoma, and parts of Texas. OGS is a solid operator with strong management, whom we have met with several times over the years. After the decline, the price was low enough that, in our opinion, their nice dividend plus reasonable growth should lead to solid shareholder returns in just about any economic scenario possible.

In early April, we introduced another new idea – Ollie’s Bargain Outlet Holdings (OLLI). OLLI is an off-price retailer that buys unwanted inventory cheaply from manufacturers and retailers (e.g., end of season extras, label changes, or the inventory of failed stores) and then passes those bargains to consumers through hundreds of modest stores. We long admired OLLI and were pleased to finally be able to buy shares at an attractive valuation. While initially OLLI was impacted by less store traffic, they were considered “essential” and had significant financial strength – so we felt confident they could not only survive but return to growth when conditions improved. Furthermore, we theorized that in these tough times consumers would increasingly seek out bargains just as more excess inventory was available.

In addition to buying new positions as prices fell, we added to several existing positions. We think Floor & Decor (FND) can take share from the big-box hardware stores and “mom-and-pop” flooring stores for many years. While it was shocking to see so many of their stores closed, we felt confident they would survive; in part, because of their quick pivot to using FaceTime to serve customers and allowing order pickups off the loading docks.

In late April, we added to our position in Pinnacle Financial Partners (PNFP), a bank held in the Fund for many years. It is obvious most banks will struggle for a while in our opinion. However, we felt the prices were overly pessimistic given PNFP’s favorable medium- to long-term prospects.

With so many opportunities to purchase new ideas and add to existing holdings, it made sense to trim or exit some positions. In April, we trimmed our position in Carriage Services (CSV), an operator of funeral homes and cemeteries, and sold all our shares in Thermon Group (THR), a provider of heating systems used primarily by companies in the petrochemical industry. While we admire Thermon, in our view the collapse in oil prices and lack of economic growth means they are probably facing a multi-year period of few new construction projects. In both cases, we expected to redeploy the proceeds into better opportunities.

Conditions Improve

The stock prices of most smaller companies bottomed between mid-March and early April and then began marching higher. As a result, our trading activity slowed.

In late May, we added an initial position in Trisura Group (TRRSF), a small insurer serving clients in both Canada and the U.S. At the same time, we funded the purchase in part by trimming both of our food industry positions – Hostess Brands (TWNK) and Nomad Foods (NOMD).

FAM SMALL CAP FUND

In June, after a decent rebound from the scariest moments of the downturn, we sold our shares in our lone energy company – Matador Resources (MTDR). The proceeds were largely redeployed into U.S. Physical Therapy (USPH).

USPH, a company in which we held shares from 2013 to 2015, is a large operator of physical therapy offices. Typically, they partner with a local physical therapist well positioned to obtain referrals from local doctors. USPH handles the business aspects while the local partner focuses on building relationships and serving patients. While hurt by a drop in non-essential surgeries and sports injuries, we expect patient volumes to rebuild eventually. Additionally, we expect that USPH should continue to organically add offices and purchase small competitors.

Closing Thoughts

Clearly, we are facing conditions that none of us ever contemplated. We believe our focus on quality companies with safe financial positions and strong leadership positioned us well going into this environment. While we did have to remove some investments to reflect the new challenges, we were also able to buy shares in some extremely impressive enterprises from our vantage point. We cannot know what will happen in the next few months; however, we think the Fund is now even better positioned for the next few years. If the virus triggers another drop in stock prices, we are ready to aggressively invest in attractively priced strong companies.

We remain honored that you place your trust and capital with us. Thank you for investing alongside us in the FAM Small Cap Fund.

Best & Worst Performers for 12/31/19 to 6/30/20*

Top 5 Contributors	Average Weight (%)	Contribution (%)	Top 5 Detractors	Average Weight (%)	Detraction (%)
Ollie’s Bargain Outlet Holdings	3.80%	0.88%	Pinnacle Financial Partners	3.32%	-0.69%
SPS Commerce	3.20%	0.64%	Thermon Group Holdings	SOLD	-0.71%
Descartes Systems Group	2.80%	0.39%	South State Corp.	2.76%	-0.87%
Floor & Decor Holdings	4.45%	0.33%	OneSpaWorld Holdings	1.02%	-1.05%
Entegris	4.53%	0.31%	Hallmark Financial Services	SOLD	-1.21%

This reflects the FAM Small Cap Fund’s best and worst performers, in descending order, based on individual stock performance and portfolio weighting. Past performance does not indicate future results.

Performance (as of 6/30/20)

	YTD	1-Year	3-Year	5-Year	Since Inception 3/1/2012
FAM Small Cap Fund Investor Shares	-15.70%	-7.74%	0.36%	3.32%	8.60%
Russell 2000 Index	-12.98%	-6.63%	2.01%	4.29%	8.59%
S&P 500 Index	-3.08%	7.51%	10.73%	10.73%	12.57%

Past performance does not indicate future results.

Andrew F. Boord Co-Manager	Thomas O. Putnam Co-Manager	Kevin Gioia, CFA Co-Manager

The opinions expressed herein are those of the portfolio managers as of the date of the report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

FAM SMALL CAP FUND

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

*

Reflects top contributors and top detractors to the fund’s performance based on each holding’s contribution to the overall fund’s return for the period shown. The information provided does not reflect all positions purchased, sold or recommended for advisory clients during the period shown. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. Past performance is no guarantee, nor is it indicative, of future results. For more detailed information on the calculation and methodology as well as a complete list of every holding’s contribution to the overall fund’s performance during the time period shown, please call (800) 932-3271 or visit the fund’s website at famfunds.com. Portfolio composition will change due to ongoing management of the fund. References to individual securities are for informational purposes only and should not be construed as an offer or a recommendation, by the fund, the portfolio managers, or the fund’s distributor, to purchase or sell any security or other financial instrument. The summary is not advice, a recommendation or an offer to enter into any transaction with Fenimore or any of its affiliated funds. The portfolio holdings are as of the most recent quarter.

FAM SMALL CAP FUND — Portfolio Data

June 30, 2020 (Unaudited)

TOP TEN EQUITY HOLDINGS
(% of Net Assets)
CBIZ, Inc.	5.2%
frontdoor, inc.	5.1%
ExlService Holdings, Inc.	4.7%
Entegris, Inc.	4.4%
Floor & Decor Holdings, Inc. - Class A	4.3%
Monro, Inc.	4.2%
Choice Hotels International, Inc.	4.1%
Landstar System, Inc.	3.9%
Ollie’s Bargain Outlet Holdings, Inc.	3.7%
Hostess Brands, Inc.	3.6%

FAM SMALL CAP FUND — Portfolio Data Continued

June 30, 2020 (Unaudited)

COMPOSITION OF NET ASSETS
Specialty Retail	11.9%
Diversified Consumer Services	7.3%
Food Products	7.1%
Real Estate Management & Development	6.4%
Software	5.9%
Money Market Funds	5.9%
Banks	5.9%
Insurance	5.4%
Professional Services	5.2%
IT Services	4.6%
Semiconductors & Semiconductor Equipment	4.4%
Hotels, Restaurants & Leisure	4.1%
Road & Rail	3.9%
Multi-Line Retail	3.7%
Media	3.0%
Machinery	2.9%
Other	2.6%
Commercial Services & Supplies	2.6%
Health Care Equipment & Supplies	2.4%
Health Care Providers & Services	2.2%
Gas Utilities	1.6%
Capital Markets	1.0%

Statement Regarding Availability of Quarterly Portfolio Schedule. Please note that (i) the Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) as of the end of the first and third quarters of each fiscal year on Form N-PORT; (ii) the complete listing is available on the Commission’s website at www.sec.gov; and (iii) the Fund makes the information on Form N-PORT available to shareholders, upon request, by calling FAM FUNDS at 1-800-932-3271.

FAM SMALL CAP FUND — Schedule of Investments

June 30, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS — 91.5%
Banks — 5.9%
Pinnacle Financial Partners, Inc.	144,000	$6,046,560
South State Corporation	105,706	5,037,948
		11,084,508
Commercial Services & Supplies — 2.6%
Healthcare Services Group, Inc.	195,000	4,769,700
Consumer Services — 1.0%
OneSpaWorld Holdings Ltd.	388,000	1,850,760
Diversified Consumer Services — 7.3%
Carriage Services, Inc.	235,000	4,258,200
frontdoor, inc. (a)	214,000	9,486,620
		13,744,820
Food Products — 7.1%
Hostess Brands, Inc. (a)	553,000	6,757,660
Nomad Foods Ltd. (a)	305,100	6,544,395
		13,302,055
Gas Utilities — 1.6%
ONE Gas, Inc.	38,180	2,941,769
Health Care Equipment & Supplies — 2.4%
Natus Medical, Inc. (a)	205,000	4,473,100
Health Care Providers & Services — 2.2%
U.S. Physical Therapy, Inc.	50,000	4,051,000
Hotels, Restaurants & Leisure — 4.1%
Choice Hotels International, Inc.	97,000	7,653,300
Insurance — 5.4%
Hanover Insurance Group, Inc. (The)	21,700	2,198,861
Trisura Group Ltd. (a)	94,620	4,237,793
White Mountains Insurance Group Ltd.	4,150	3,685,075
		10,121,729
IT Services — 4.6%
ExlService Holdings, Inc. (a)	136,000	8,622,400

Machinery — 2.9%
Franklin Electric Company, Inc.	104,500	5,488,340
Media — 3.0%
Boston Omaha Corporation - Class A (a)	355,000	5,680,000
Multi-Line Retail — 3.7%
Ollie’s Bargain Outlet Holdings, Inc. (a)	71,000	6,933,150
Professional Services — 5.2%
CBIZ, Inc. (a)	406,635	9,747,041

See Notes to Financial Statements

FAM SMALL CAP FUND — Schedule of Investments Continued

June 30, 2020 (Unaudited)

	Shares	Value
COMMON STOCKS — 91.5% (Continued)
Real Estate Management & Development — 6.4%
Colliers International Group, Inc.	114,000	$6,533,340
FRP Holdings, Inc. (a)	132,100	5,360,618
		11,893,958
Road & Rail — 3.9%
Landstar System, Inc.	65,700	7,378,767
Semiconductors & Semiconductor Equipment — 4.4%
Entegris, Inc.	140,000	8,267,000
Software — 5.9%
Descartes Systems Group, Inc. (The) (a)	96,500	5,104,850
SPS Commerce, Inc. (a)	77,700	5,836,824
		10,941,674
Specialty Retail — 11.9%
Floor & Decor Holdings, Inc. - Class A (a)	140,700	8,111,355
Monro, Inc.	143,300	7,872,902
Penske Automotive Group, Inc.	163,000	6,309,730
		22,293,987

Total Common Stocks (Cost $152,202,427)		$171,239,058

MONEY MARKET FUNDS — 5.9%
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 0.08% (b) (Cost $11,066,819)	11,066,819	$11,066,819

Total Investments at Value — 97.4% (Cost $163,269,246)		$182,305,877

Other Assets in Excess of Liabilities — 2.6%		4,940,673

Net Assets — 100.0%		$187,246,550

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of June 30, 2020.

See Notes to Financial Statements

FAM FUNDS — Statements of Assets and Liabilities	June 30, 2020 (Unaudited)

	Value Fund	Dividend Focus Fund	Small Cap Fund
Assets
Investments in securities, at cost	$569,678,856	$278,981,735	$163,269,246
Investments in securities, at value	$1,220,852,231	$406,687,970	$182,305,877
Receivable for Fund shares sold	108,787	65,880	4,895,585
Receivable for investment securities sold	—	—	273,645
Dividends receivable	739,608	310,300	6,343
Other assets	27,583	31,571	27,446
Total Assets	1,221,728,209	407,095,721	187,508,896
Liabilities
Payable for Fund shares redeemed	406,188	113,433	67,176
Accrued investment advisory fees	903,851	299,521	130,270
Accrued shareholder servicing and fund accounting fees	154,546	43,121	17,434
Accrued business management and administrative fees	125,037	65,402	20,829
Accrued expenses	104,988	35,477	26,637
Total Liabilities	1,694,610	556,954	262,346
Net Assets	$1,220,033,599	$406,538,767	$187,246,550
Net Assests Consist of:
Paid-in capital	$527,047,108	$283,706,553	$172,959,503
Accumulated earnings	692,986,491	122,832,214	14,287,047
Net Assets	$1,220,033,599	$406,538,767	$187,246,550
Net asset value and offering per share
Net assets - Investor Shares	$1,194,755,876	$406,538,767	$129,726,925
Net assets - Institutional Shares	$25,277,723	N/A	$57,519,625
Shares outstanding - Investor Shares	16,743,256	11,662,304	8,131,005
Shares outstanding - Institutional Shares	352,620	N/A	3,583,881
Net Asset Value, Offering and Redemption Price per share (unlimited shares of beneficial interest authorized at $0.001 par value)
Investor Shares	$71.36	$34.86	$15.95
Institutional Shares	$71.69	N/A	$16.05

See Notes to Financial Statements

FAM FUNDS — Statements of Operations	Six Months Ended June 30, 2020 (Unaudited)

	Value Fund	Dividend Focus Fund	Small Cap Fund
Investment Income
Income
Dividends	$7,377,282	$3,339,005	$735,020
Foreign witholding taxes on dividends	(29,768)	—	(1,425)
Total Investment Income	7,347,514	3,339,005	733,595
Expenses
Investment advisory fees (Note 2)	5,580,714	1,800,967	779,661
Shareholder account servicing fees (Note 2)
Investor shares	524,764	120,393	61,236
Institutional shares	7	—	6,636
Fund accounting fees (Note 2)
Investor shares	425,430	140,354	41,316
Institutional shares	9,548	—	19,427
Shareholder administrative services fees (Note 2)
Investor shares	315,819	207,260	25,793
Institutional shares	8,750	—	9,563
Business management fees (Note 2)	187,450	60,488	26,183
Legal fees	87,813	26,815	14,211
Custodian and bank servicing fees	62,363	24,196	12,309
Printing of shareholder reports	46,991	26,020	13,660
Registration and filing fees	25,453	29,509	23,683
Trustee’s fees and expenses	24,457	24,457	24,457
Audit and tax services fees	26,770	4,096	21,134
Compliance services fees (Note 2)	10,000	10,000	10,000
Other	60,966	20,790	9,523
Total Expenses	7,397,295	2,495,345	1,098,792
Fee reductions by Advisor (Note 2)	(114,076)	—	(2,911)
Net Expenses	7,283,219	2,495,345	1,095,881
Net Investment Income (Loss)	64,295	843,660	(362,286)
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments	44,172,857	(5,313,616)	(4,387,298)
Net change in unrealized appreciation (depreciation) on investments	(210,419,113)	(39,482,658)	(28,703,115)
Net Realized and Unrealized Losses	(166,246,256)	(44,796,274)	(33,090,413)
Net Decrease in Net Assets From Operations	$(166,181,961)	$(43,952,614)	$(33,452,699)

See Notes to Financial Statements

FAM FUNDS — Statements of Changes in Net Assets

	Value Fund
	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Change in Net Assets
From operations
Net investment income (loss)	$64,295	$(283,344)
Net realized gains on investments	44,172,857	90,721,446
Net change in unrealized appreciation (depreciation) on investments	(210,419,113)	247,380,757
Net increase (decrease) in net assets resulting from operations	(166,181,961)	337,818,859

Distributions to shareholders from (Note 5):
Investor Shares	—	(88,288,464)
Institutional Shares	—	(2,180,759)
Total distributions	—	(90,469,223)

Capital share transactions (Note 3):	(24,179,144)	30,640,972
Total increase (decrease) in net assets	(190,361,105)	277,990,608

Net Assets
Beginning of period	1,410,394,704	1,132,404,096
End of period	$1,220,033,599	$1,410,394,704

See Notes to Financial Statements

FAM FUNDS — Statements of Changes in Net Assets

	Dividend Focus Fund
	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Change in Net Assets
From operations
Net investment income	$843,660	$2,146,985
Net realized gains (losses) on investments	(5,313,616)	10,724,504
Net change in unrealized appreciation (depreciation) on investments	(39,482,658)	76,779,974
Net increase (decrease) in net assets resulting from operations	(43,952,614)	89,651,463

Distributions to shareholders - Investor Shares (Note 5):	(732,302)	(12,900,689)

Capital share transactions (Note 3):	(3,393,360)	137,320,896
Total increase (decrease) in net assets	(48,078,276)	214,071,670

Net Assets
Beginning of period	454,617,043	240,545,373
End of period	$406,538,767	$454,617,043

See Notes to Financial Statements

FAM FUNDS — Statements of Changes in Net Assets

	Small Cap Fund
	Six Months Ended June 30, 2020 (Unaudited)	Year Ended December 31, 2019
Change in Net Assets
From Operations:
Net investment loss	$(362,286)	$(922,701)
Net realized gains (losses) on investments	(4,387,298)	935,849
Net change in unrealized appreciation (depreciation) on investments	(28,703,115)	41,317,080
Net increase (decrease) in net assets resulting from operations	(33,452,699)	41,330,228

Distributions to shareholders from (Note 5):
Investor Shares	—	(651,526)
Institutional Shares	—	(284,569)
Total distributions	—	(936,095)

Capital share transactions (Note 3):	19,740,949	12,743,451
Total increase (decrease) in net assets	(13,711,750)	53,137,584

Net Assets
Beginning of period	200,958,300	147,820,716
End of period	$187,246,550	$200,958,300

See Notes to Financial Statements

FAM FUNDS — Notes to Financial Statements (Unaudited)

Note 1. Nature of Business and Summary of Significant Accounting Policies

FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund (individually a “Fund”, and collectively, the “Funds”) are each a series of Fenimore Asset Management Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Each Fund is authorized to issue two classes of shares; Investor Shares and Institutional Shares. The Investor Shares and the Institutional Shares represent interests in the same portfolio of investments in each Fund, however, each class of shares is subject to different expenses and have different investment minimums. Each share class has exclusive voting rights with respect to matters that affect just that class of shares. As of the date of this report, Institutional Shares of the FAM Dividend Focus Fund are not currently offered.

The investment objective of the FAM Value Fund is to maximize long-term return on capital. The investment objective of the FAM Dividend Focus Fund is to provide current income and long-term capital appreciation from investing primarily in income-producing equity securities. The investment objective of the FAM Small Cap Fund is to maximize long-term return on capital.

Each Fund is an investment company and accordingly follows accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.” The following is a summary of each Fund’s significant accounting policies, which are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and followed by the Funds in the preparation of their financial statements.

a)    Valuation of Securities

Each Fund values its portfolio securities at market value as of the close of regular trading on the New York Stock Exchange, Inc. (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day that the NYSE is open for business. Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sale price or the NASDAQ official closing price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Investments in other open-end investment companies, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies.

GAAP establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs).

These inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for identical securities in inactive markets and quoted prices for similar securities)

Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

FAM FUNDS — Notes to Financial Statements (Unaudited)

The following is a summary of the inputs used to value each Fund’s investments as of June 30, 2020:

FAM Value Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$1,127,971,387	$—	$—	$1,127,971,387
Money Market Funds	92,880,844	—	—	92,880,844
Total	$1,220,852,231	$—	$—	$1,220,852,231

FAM Dividend Focus Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$383,756,583	$—	$—	$383,756,583
Money Market Funds	22,931,387	—	—	22,931,387
Total	$406,687,970	$—	$—	$406,687,970

FAM Small Cap Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$171,239,058	$—	$—	$171,239,058
Money Market Funds	11,066,819	—	—	11,066,819
Total	$182,305,877	$—	$—	$182,305,877

The Funds did not hold any derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the six months ended June 30, 2020.

Refer to each Fund’s Schedule of Investments to view securities segregated by industry type.

b)    Investment Transactions

Investment transactions are recorded on trade date. Realized gains and losses on investments sold are determined on the basis of identified cost.

c)    Investment Income

Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been recorded in accordance with the Trust’s understanding of the applicable country’s tax rules and tax rates. Non-cash dividends are included in dividend income on the ex-dividend date at the fair market value of the shares received. The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation (depreciation) and realized gain (loss) on investments as necessary once the issuers provide information about the composition of the distributions.

d)    Share Valuation

The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.

e)    Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly by the FAM Dividend Focus Fund. Dividends from net investment income are declared and paid on an annual basis by each of the FAM Value Fund and FAM Small Cap Fund. Dividends are declared separately for each share class. No share class has preferential dividend rights; differences in per share rates are due to differences in the expenses

FAM FUNDS — Notes to Financial Statements (Unaudited)

of each share class. Net realized capital gains, if any, are distributed at least annually. Distributions from net investment income and from net realized capital gains are determined in accordance with U.S. income tax regulations, which may differ from GAAP. Permanent book and tax basis differences, if any, are reclassified among the components of net assets. Dividends and distributions to shareholders are recorded on the ex-dividend date.

f)    Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income or excise tax is required.

GAAP requires uncertain tax positions to be recognized, measured, presented and disclosed in the financial statements. For the six months ended June 30, 2020, management has evaluated the tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained upon review by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax expense in the current year. Based on its evaluation, management has determined that no liability for unrecognized tax expense is required. All open tax years (generally, three years) remain subject to examination by U.S. and New York taxing authorities. No examination of the Funds’ tax filings is presently in progress.

g)    Common Expenses

Expenses of the Trust not attributable solely to one of the Funds are allocated among the Funds based on relative net assets of each Fund or the nature of the expense and the relative applicability to each Fund.

h)    Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 2. Investment Advisory Fees and Other Transactions with Affiliates

Under an Investment Advisory Agreement, each Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the “Advisor”) equal, on an annual basis, to 0.90% of its average daily net assets. In addition, under a Business Management Agreement, each Fund pays a business management fee to the Advisor equal, on an annual basis, to 0.03% of its average daily net assets.

Pursuant to an Expense Limitation Agreement (the “ELA”) entered into between the Advisor and the Trust, on behalf of each Fund, the Advisor has contractually agreed, until May 1, 2021, to reduce its fees and/or reimburse certain expenses (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense, litigation, indemnification or extraordinary expenses) to the extent necessary to maintain annual operating expenses of each class of shares of each of the Funds as follows: for the Investor Shares: 1.18% for FAM Value Fund, 1.26% for FAM Dividend Focus Fund and 1.42% for FAM Small Cap Fund; and for the Institutional Shares: 0.99% for FAM Value Fund, 1.10% for FAM Dividend Focus Fund and 1.20% for FAM Small Cap Fund.

During the six months ended June 30, 2020, pursuant to the terms of the ELA, the Advisor reduced its fees for FAM Value Fund and FAM Small Cap Fund in the amount of $114,076 and $2,911, respectively. The FAM Dividend Focus Fund did not have any advisory fee reductions during the six months ended June 30, 2020.

FAM FUNDS — Notes to Financial Statements (Unaudited)

The Advisor may be reimbursed by the FAM Value Fund and the FAM Small Cap Fund for fees waived pursuant to the ELA if such payment is made within three years of the fee waiver and does not cause the total annual Fund operating expenses after fee waiver (excluding interest, taxes, brokerage costs, Acquired Fund Fees and Expenses, dividend expense, litigation, indemnification or extraordinary expenses) of the Funds to exceed the lesser of (i) the then-current expense limit and (ii) the expense limit in place at the time the waiver. As of June 30, 2020, the amounts of previously reduced fees that the Advisor may recoup from the FAM Value Fund and the FAM Small Cap Fund are shown below, along with the expiration dates of such recoupments:

	2021	2022	2023	Total
FAM Value Fund	$154,067	$190,587	$114,076	$458,730
FAM Small Cap Fund	—	—	$2,911	$2,911

The Funds have adopted Shareholder Administrative Services Plans (the “Plans”) for each class of shares pursuant to which each Fund may pay shareholder administrative servicing fees to the Advisor and to financial intermediaries for providing, or arranging for the provision of, certain types of shareholder administrative services to shareholders of each respective class of shares that are serviced by the Advisor, affiliates of the Advisor or the financial intermediary. Pursuant to the Shareholder Administrative Services Plan for Investor Shares, the Investor Shares of each Fund may pay shareholder administrative servicing fees of up to 0.25% per annum of the average daily net assets allocable to Investor Shares of each respective Fund, and pursuant to the Shareholder Administrative Services Plan for Institutional Shares, the Institutional Shares of each Fund may pay shareholder administrative servicing fees of up to 0.15% per annum of the average daily net assets allocable to Institutional Shares of each respective Fund.

For the six months ended June 30, 2020, shareholder administrative fees incurred pursuant to the Plans were as follows:

FAM Value Fund – Investor Shares	$315,819
FAM Value Fund – Institutional Shares	$8,750
FAM Dividend Focus Fund – Investor Shares	$207,260
FAM Small Cap Fund – Investor Shares	$25,793
FAM Small Cap Fund – Institutional Shares	$9,563

FAM Shareholder Services, Inc. (“FSS”), a company under common control with the Advisor, serves as shareholder account servicing agent and receives a fee at the annual rates of 0.11% of average daily net assets allocable to the Investor Shares of each Fund and 0.03% of average daily net assets allocable to Institutional Shares of each Fund. For the six months ended June 30, 2020, shareholder account servicing fees incurred to FSS were as follows:

FAM Value Fund	$524,771
FAM Dividend Focus Fund	$120,393
FAM Small Cap Fund	$67,872

The Advisor serves as the fund accounting agent and receives a fee at the annual rate of 0.07% on each Fund’s average daily net assets. For the six months ended June 30, 2020, the Funds’ fund accounting fees incurred to the Advisor amounted to:

FAM Value Fund	$434,978
FAM Dividend Focus Fund	$140,354
FAM Small Cap Fund	$60,743

Fenimore Securities, Inc. (“FSI”), a company also under common control with the Advisor, acts as distributor of the Funds’ shares. FSI receives no compensation for providing distribution services from the Funds.

FAM FUNDS — Notes to Financial Statements (Unaudited)

Ultimus Fund Solutions, LLC (“Ultimus”) provides the Chief Compliance Officer to the Funds, as well as certain additional compliance support functions. The Funds pay Ultimus fees in accordance with the agreement for such services. During the six months ended June 30, 2020, the fee paid by each Fund for such services was $10,000.

The Advisor has entered into a Master Services Agreement with Ultimus, pursuant to which Ultimus provides day-to-day operational services to each Fund including, but not limited to, accounting, administrative, and recordkeeping services. The fees payable to Ultimus are paid by the Advisor (not the Funds).

A Trustee and certain officers of the Trust are also officers or employees of the Advisor, FSI, or Ultimus, as applicable.

Note 3. Shares of Beneficial Interest

At June 30, 2020, an unlimited number of shares of beneficial interest ($0.001 par value) of each Fund were authorized.

Transactions for each Fund are as follows:

	Six Months Ended June 30, 2020		Year Ended December 31, 2019
FAM Value Fund
	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	430,244	$30,485,562	552,695	$42,732,505
Shares issued on reinvestment of distributions	—	—	1,040,349	84,060,242
Shares redeemed	(729,638)	(50,876,149)	(1,254,211)	(97,528,230)
Investor Share transactions	(299,394)	$(20,390,587)	338,833	$29,264,517
Institutional Shares
Shares sold	13,653	$1,020,194	79,182	$6,261,312
Shares issued on reinvestment of distributions	—	—	15,016	1,217,784
Shares redeemed	(66,856)	(4,808,751)	(79,268)	(6,102,641)
Institutional Share transactions	(53,203)	$(3,788,557)	14,930	$1,376,455
Net increase (decrease) from capital transactions	(352,597)	$(24,179,144)	353,763	$30,640,972

FAM FUNDS — Notes to Financial Statements (Unaudited)

	Six Months Ended June 30, 2020		Year Ended December 31, 2019
FAM Dividend Focus Fund
	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	2,428,390	$81,124,816	5,063,612	$180,851,334
Shares issued on reinvestment of distributions	22,022	694,889	328,953	12,510,087
Shares redeemed	(2,669,408)	(85,213,065)	(1,601,512)	(56,040,525)
Net increase (decrease) from capital transactions	(218,996)	$(3,393,360)	3,791,053	$137,320,896

	Six Months Ended June 30, 2020		Year Ended December 31, 2019
FAM Small Cap Fund
	Shares	Amount	Shares	Amount
Investor Shares
Shares sold	1,549,180	$25,085,376	830,926	$14,382,810
Shares issued on reinvestment of distributions	—	—	33,489	634,616
Shares redeemed	(806,351)	(12,116,535)	(898,622)	(15,522,579)
Investor Share transactions	742,829	$12,968,841	(34,207)	$(505,153)
Institutional Shares
Shares sold	717,700	$12,221,030	939,660	$16,005,048
Shares issued on reinvestment of distributions	—	—	12,132	231,117
Shares redeemed	(349,333)	(5,448,922)	(173,487)	(2,987,561)
Institutional Share transactions	368,367	$6,772,108	778,305	$13,248,604
Net increase from capital transactions	1,111,196	$19,740,949	744,098	$12,743,451

Note 4. Investment Transactions

During the six months ended June 30, 2020, purchases and sales of investment securities, other than short-term obligations, were:

	Purchases	Sales
FAM Value Fund	$120,506,470	$146,063,042
FAM Dividend Focus Fund	54,685,581	55,929,194
FAM Small Cap Fund	46,214,376	24,766,275

FAM FUNDS — Notes to Financial Statements (Unaudited)

Note 5. Income Taxes and Distributions to Shareholders

The tax composition of dividends and distributions paid to shareholders during the periods ended June 30, 2020 and December 31, 2019 was:

	FAM Value Fund		FAM Dividend Focus Fund		FAM Small Cap Fund
	2020	2019	2020	2019	2020	2019
Distributions paid from:
Ordinary income	$—	$1,167,249	$732,302	$2,146,984	$—	$—
Long-term capital gains	—	89,301,974	—	10,753,705	—	936,095
Total Distributions	$—	$90,469,223	$732,302	$12,900,689	$—	$936,095

The following information is computed on a tax basis for each item as of June 30, 2020:

	FAM Value Fund	FAM Dividend Focus Fund	FAM Small Cap Fund
Tax cost of portfolio investments	$572,102,893	$278,981,735	$163,269,246
Gross unrealized appreciation	$673,148,596	$137,813,427	$35,647,618
Gross unrealized depreciation	(24,399,258)	(10,107,192)	(16,610,987)
Net unrealized appreciation	648,749,338	127,706,235	19,036,631
Accumulated ordinary income (loss)	64,295	111,358	(362,286)
Undistributed long-term capital gains	—	328,237	—
Other gains (losses)	44,172,858	(5,313,616)	(4,387,298)
Accumulated earnings	$692,986,491	$122,832,214	$14,287,047

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for FAM Value Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to losses deferred due to wash sales.

Note 6. Line of Credit

FAM Value Fund, FAM Dividend Focus Fund and FAM Small Cap Fund each have a line of credit up to 33 1/3% of its net assets, with a maximum of $155,000,000, $40,000,000, and $20,000,000, respectively.

Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until November 24, 2020, when any advances are to be repaid. During the six months ended June 30, 2020, no amounts were drawn from the available lines.

Note 7. Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that might be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

Note 8. Subsequent Events

Management has evaluated subsequent events through the date these financial statements were available to be issued and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

FAM FUNDS — Notes to Financial Statements (Unaudited)

Note 9. Financial Highlights

FAM Value Fund (Investor Shares)
Per share information (For a share outstanding	Six Months Ended June 30, 2020		Years Ended December 31,
throughout each period)	(Unaudited)		2019	2018	2017	2016	2015
Net asset value, beginning of period	$80.83		$66.24	$73.52	$66.00	$60.06	$66.58
Income (loss) from investment operations:
Net investment income (loss)(a)	0.00	(b)	(0.02)	0.07	(0.06)	(0.07)	(0.13)
Net realized and unrealized gains (losses) on investments	(9.47)		20.11	(4.64)	11.30	9.44	(0.95)
Total from investment operations	(9.47)		20.09	(4.57)	11.24	9.37	(1.08)
Less distributions from:
Net investment income	—		—	(0.07)	—	—	—
Net realized gains on investments	—		(5.50)	(2.64)	(3.72)	(3.43)	(5.44)
Total distributions	—		(5.50)	(2.71)	(3.72)	(3.43)	(5.44)
Change in net asset value for the period	(9.47)		14.59	(7.28)	7.52	5.94	(6.52)
Net asset value, end of period	$71.36		$80.83	$66.24	$73.52	$66.00	$60.06
Total return(c)	(11.72	%)(d)	30.32%	(6.18%)	17.00%	15.60%	(1.74%)

Ratios/supplementary data
Net assets, end of period (000)	$1,194,756		$1,377,473	$1,106,471	$1,236,170	$1,100,380	$957,362
Ratios to average net assets of:
Expenses, total	1.20	%(e)	1.19%	1.19%	1.19%	1.19%	1.18%
Expenses, net (includes fees reduced by Advisor)	1.18	%(e)	1.18%	1.18%	1.18%	1.18%	1.18%
Net investment income (loss)	0.01	%(e)	(0.03%)	0.09%	(0.09%)	(0.11%)	(0.19%)
Portfolio turnover rate	10	%(d)	7%	12%	10%	4%	9%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Advisor had not reduced advisory fees (Note 2).

(d)	Not annualized.
(e)	Annualized.

FAM FUNDS — Notes to Financial Statements (Unaudited)

Note 9. Financial Highlights

FAM Value Fund (Institutional Shares)
Per share information (For a share outstanding	Six Months Ended June 30, 2020		Years Ended December 31,
throughout each period)	(Unaudited)		2019	2018	2017(a)
Net asset value, beginning of period	$81.12		$66.34	$73.64	$66.85
Income (loss) from investment operations:
Net investment income(b)	0.07		0.13	0.21	0.08
Net realized and unrealized gains (losses) on investments	(9.50)		20.15	(4.65)	10.43
Total from investment operations	(9.43)		20.28	(4.44)	10.51
Less distributions from:
Net investment income	—		—	(0.22)	—
Net realized gains on investments	—		(5.50)	(2.64)	(3.72)
Total distributions	—		(5.50)	(2.86)	(3.72)
Change in net asset value for the period	(9.43)		14.78	(7.30)	6.79
Net asset value, end of period	$71.69		$81.12	$66.34	$73.64
Total return(c)	(11.62	%)(d)	30.57%	(6.00%)	15.69	%(d)

Ratios/supplementary data
Net assets, end of period (000)	$25,278		$32,922	$25,933	$23,693
Ratios to average net assets of:
Expenses, total	1.13	%(e)	1.11%	1.10%	1.17	%(e)
Expenses, net (includes fees reduced by Advisor)	0.99	%(e)	0.99%	0.99%	0.99	%(e)
Net investment income	0.19	%(e)	0.16%	0.25%	0.11	%(e)
Portfolio turnover rate	10	%(d)	7%	12%	10	%(f)

(a)	Value Fund Institutional Shares inception was on January 3, 2017.
(b)	Based on average shares outstanding.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Advisor had not reduced advisory fees (Note 2).

(d)	Not annualized.
(e)	Annualized.
(f)	Represents the year ended December 31, 2017.

FAM FUNDS — Notes to Financial Statements (Unaudited)

Note 9. Financial Highlights

FAM Dividend Focus Fund (Investor Shares)
Per share information (For a share outstanding	Six Months Ended June 30, 2020		Years Ended December 31,
throughout each period)	(Unaudited)		2019	2018	2017	2016	2015
Net asset value, beginning of period	$38.26		$29.73	$30.11	$26.93	$24.11	$25.53
Income (loss) from investment operations:
Net investment income(a)	0.07		0.22	0.22	0.24	0.18	0.21
Net realized and unrealized gains (losses) on investments	(3.41)		9.45	(0.20)	3.15	5.00	(0.38)
Total from investment operations	(3.34)		9.67	0.02	3.39	5.18	(0.17)
Less distributions from:
Net investment income	(0.06)		(0.21)	(0.25)	(0.21)	(0.18)	(0.21)
Net realized gains on investments	—		(0.93)	(0.15)	—	(2.09)	(1.04)
Return of capital	—		—	—	—	(0.09)	—
Total distributions	(0.06)		(1.14)	(0.40)	(0.21)	(2.36)	(1.25)
Change in net asset value for the period	(3.40)		8.53	(0.38)	3.18	2.82	(1.42)
Net asset value, end of period	$34.86		$38.26	$29.73	$30.11	$26.93	$24.11
Total return(b)	(8.70	%)(c)	32.56%	0.06%	12.64%	21.59%	(0.73%)

Ratios/supplementary data
Net assets, end of period (000)	$406,539		$454,617	$240,545	$224,476	$198,364	$148,649
Ratios to average net assets of:
Expenses, total	1.25	%(d)	1.24%	1.23%	1.25%	1.26%	1.27%
Net investment income	0.42	%(d)	0.61%	0.70%	0.84%	0.70%	0.83%
Portfolio turnover rate	14	%(c)	10%	18%	12%	26%	16%

(a)	Based on average shares outstanding.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares.

(c)	Not annualized.
(d)	Annualized.

FAM FUNDS — Notes to Financial Statements (Unaudited)

Note 9. Financial Highlights

FAM Small Cap Fund (Investor Shares)
Per share information (For a share outstanding	Six Months Ended June 30, 2020		Years Ended December 31,
throughout each period)	(Unaudited)		2019	2018	2017	2016	2015
Net asset value, beginning of period	$18.92		$14.98	$18.21	$17.79	$14.75	$15.32
Income (loss) from investment operations:
Net investment loss(a)	(0.04)		(0.09)	(0.06)	(0.05)	(0.03)	(0.04)
Net realized and unrealized gains (losses) on investments	(2.93)		4.12	(1.67)	0.86	3.60	(0.50)
Total from investment operations	(2.97)		4.03	(1.73)	0.81	3.57	(0.54)
Less distributions from:
Net investment income	—		—	—	—	—	(0.00	)(b)
Net realized gains on investments	—		(0.09)	(1.50)	(0.39)	(0.53)	(0.03)
Total distributions	—		(0.09)	(1.50)	(0.39)	(0.53)	(0.03)
Change in net asset value for the period	(2.97)		3.94	(3.23)	0.42	3.04	(0.57)
Net asset value, end of period	$15.95		$18.92	$14.98	$18.21	$17.79	$14.75
Total return(c)	(15.70	%)(d)	26.89%	(9.37%)	4.55%	24.21%	(3.49%)

Ratios/supplementary data
Net assets, end of period (000)	$129,727		$139,788	$111,156	$120,303	$111,122	$98,477
Ratios to average net assets of:
Expenses, total	1.30	%(e)	1.28%	1.27%	1.30%	1.36%	1.36%
Expenses, net (includes fees reduced and recoupment of previously reduced fees by Advisor)	1.30	%(e)	1.28%	1.28%	1.33%	1.36%	1.36%
Net investment loss	(0.45	%)(e)	(0.54%)	(0.33%)	(0.30%)	(0.23%)	(0.29%)
Portfolio turnover rate	15	%(d)	15%	31%	19%	26%	27%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Advisor had not reduced advisory fees (Note 2).

(d)	Not annualized.
(e)	Annualized.

FAM FUNDS — Notes to Financial Statements (Unaudited)

Note 9. Financial Highlights

FAM Small Cap Fund (Institutional Shares)
Per share information (For a share outstanding	Six Months Ended June 30, 2020		Years Ended December 31,
throughout each period)	(Unaudited)		2019	2018	2017		2016(a)
Net asset value, beginning of period	$19.02		$15.04	$18.26	$17.82		$ 14.75
Income (loss) from investment operations:
Net investment loss(b)	(0.03)		(0.08)	(0.04)	(0.03)		(0.00	)(c)
Net realized and unrealized gains (losses) on investments	(2.94)		4.15	(1.68)	0.86		3.60
Total from investment operations	(2.97)		4.07	(1.72)	0.83		3.60
Less distributions from:
Net investment income	—		—	—	(0.00	)(b)	—
Net realized gains on investments	—		(0.09)	(1.50)	(0.39)		(0.53)
Total distributions	—		(0.09)	(1.50)	(0.39)		(0.53)
Change in net asset value for the period	(2.97)		3.98	(3.22)	0.44		3.07
Net asset value, end of period	$16.05		$19.02	$15.04	$18.26		$17.82
Total return(d)	(15.62	%)(e)	27.05%	(9.29%)	4.66%		24.42%

Ratios/supplementary data
Net assets, end of period (000)	$57,520		$61,170	$36,664	$42,989		$34,142
Ratios to average net assets of:
Expenses, total	1.21	%(f)	1.19%	1.16%	1.22%		1.23%
Expenses, net (includes fees reduced and recoupment of previously reduced fees by Advisor)	1.20	%(f)	1.19%	1.17%	1.20%		1.16%
Net investment loss	(0.35	%)(f)	(0.45%)	(0.22%)	(0.16%)		(0.03%)
Portfolio turnover rate	15	%(e)	15%	31%	19%		26%

(a)	Small Cap Fund Institutional Shares inception was on January 1, 2016.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.01 per share.
(d)

Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Advisor had not reduced advisory fees (Note 2).

(e)	Not annualized.
(f)	Annualized.

FAM FUNDS — Supplemental Information (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

Statement Regarding Availability of Proxy Voting Policies and Procedures.

Please note that a description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; (ii) and on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Statement Regarding Availability of Proxy Voting Record.

Please note that information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling FAM Funds at 1-800-932-3271; or on the FAM Funds’ Website at http://famfunds.com (ii) and on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

FAM FUNDS — Supplemental Information (Unaudited)

Liquidity Risk Management Program

The Funds have adopted and implemented a Liquidity Risk Management Program (the “Liquidity Program”) in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Liquidity Program seeks to assess and manage each Fund’s liquidity risk, which is considered to be the risk that a Fund could not meet requests to redeem Fund shares without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of the Funds (the “Board”) has appointed Fenimore Asset Management, Inc., the Funds’ investment advisor (the “Advisor”), to administer the Liquidity Program. The Advisor has delegated certain day-to-day administration responsibilities to the Liquidity Administrator Committee (the “Committee”), which consists of the Chief Compliance Officer of the Trust and certain employees of the Advisor who are involved with portfolio management, trading and financial activities with respect to the Funds.

The Liquidity Rule and the Liquidity Program each require that the Board shall receive and review an annual written report that addresses the operation of the Liquidity Program and assesses its adequacy and the effectiveness of its implementation, taking into consideration various aspects of the Liquidity Program’s functions.

The Board met on February 20, 2020 and received a written report (the “Liquidity Report”) addressing the operation of the Liquidity Program and assessing the adequacy and effectiveness of its implementation, including the operation of each Fund’s highly liquid investment minimum (“HLIM”). The Liquidity Report discussed key components of the Liquidity Program, including the assessment of the Funds’ liquidity risk, the classification of each Fund’s portfolio investments into one of four liquidity categories, the 15% limit on the Funds’ holdings of illiquid investments, and the applicable HLIM requirements. The Liquidity Report noted that each of the Funds qualifies to be treated as a fund that primarily holds assets that are deemed to be highly liquid investments for purposes of the Liquidity Rule, and, therefore, none of the Funds was required to establish an HLIM.

As reflected in the Liquidity Report, the Advisor, as the administrator of the Liquidity Program for the Funds, together with the Committee, considers the Liquidity Program to be reasonably designed to assess and manage the Funds’ liquidity risk and believes that it has been adequately and effectively implemented to prevent violation of the Liquidity Rule.

Rev. 01/2019

FACTS	WHAT DOES FAM FUNDS (FENIMORE ASSET MANAGEMENT TRUST) DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number and account balances

● Transaction history and investment experience

● Retirement assets and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons FAM FUNDS (Fenimore Asset Management Trust) chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Fenimore Asset Management Trust share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

● Call (800) 932-3271

● Visit us online: www.famfunds.com

● Mail the form on page 2

Please note: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described above in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call (800) 932-3271 or go to www.famfunds.com

Mail-in form
Leave Blank OR If you have a joint account, your choice(s) will apply to everyone on your account unless you mark below ● Apply my choices only to me	Mark any/all you want to limit: ● Do not allow your affiliates to use my personal information to market to me
Name	Mail to: FAM FUNDS PO Box 399 Cobleskill, NY 12043
Address
City/ST/Zip
Account #

What We Do
How does FAM FUNDS (Fenimore Asset Management Trust) protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does FAM FUNDS (Fenimore Asset Management Trust) collect my personal information?

We collect your personal information, for example, when you:

● open an account

● direct us to buy securities

● direct us to sell your securities

● make deposits or withdrawals from your account

● tell us about your investment or retirement portfolio

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

● sharing for affiliates’ everyday business purposes - information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● FAM FUNDS (Fenimore Asset Management Trust) shares with our affiliates.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● FAM FUNDS (Fenimore Asset Management Trust) does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● FAM FUNDS (Fenimore Asset Management Trust) does not market jointly.

Notice to European Union Investors:

Please be advised that our privacy policy is designed to comply solely with applicable U.S. law. It is the general policy of FAM FUNDS (Fenimore Asset Management Trust) to not offer or sell their shares to individuals resident in any member state of the European Union (the “EU”). Accordingly, the Funds do not offer goods or services to EU residents or monitor the behavior of EU residents, and are therefore not subject to the personal data protection requirements of the EU’s General Data Protection Regulation (“GDPR”) provisions that are otherwise applicable to certain activities with respect to the personal data of investors resident in the EU.

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Investment Advisor

Fenimore Asset Management, Inc.

Cobleskill, NY

Custodian

U.S. Bank, N.A.

Cincinnati, OH

Independent Registered Public Accounting Firm

BBD, LLP

Philadelphia, PA

Trustees

Donald J. Boteler

Denise V. Gonick

Paul Keller, CPA, Independent Chairman

Fred “Chico” Lager

Kevin J. McCoy, CPA

Thomas O. Putnam

Kenneth R. Stoll

Legal Counsel

Dechert LLP

Washington, DC

Shareholder Servicing Agent

FAM Shareholder Services, Inc.

Cobleskill, NY

Distributor

Fenimore Securities, Inc.

Cobleskill, NY

384 North Grand Street

PO Box 399

Cobleskill, New York

12043-0399

(800) 932-3271

www.famfunds.com

800.932.3271 / famfunds.com

Securities offered through Fenimore Securities, Inc. Member FINRA/SIPC, and advisory services offered through Fenimore Asset Management, Inc.

800.932.3271

FENIMOREASSET.COM

Securities offered through Fenimore Securities, Inc. Member FINRA/SIPC, and advisory services offered through Fenimore Asset Management, Inc.

Item 2.	Code of Ethics.

Not required.

Item 3.	Audit Committee Financial Expert.

Not required.

Item 4.	Principal Accountant Fees and Services.

Not required.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

Not applicable

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants. Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act
Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Fenimore Asset Management Trust

By (Signature and Title)*		/s/ Thomas O. Putnam
Thomas O. Putnam, President

Date	August 31, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Thomas O. Putnam
Thomas O. Putnam, President

Date	August 31, 2020

By (Signature and Title)*		/s/ Michael F. Balboa
Michael F. Balboa, Treasurer

Date	August 31, 2020

*	Print the name and title of each signing officer under his or her signature.